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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 19, 2004

                              --------------------


                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                   333-63769              38-3423227
(State or other jurisdiction      (Commission File          (IRS Employer
      of incorporation)               Number)             Identification Number)



       1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                  49441
        (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code              231-780-1800





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

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
Exhibit Number                Description

   99.1                       Press release of Community Shores Bank Corporation reporting earnings and other financial results for the first quarter of 2004
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Earnings Release. On April 19, 2004, Community Shores Bank Corporation issued a press release reporting earnings and other financial results for its first quarter of 2004, which ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1.

         The information in this Current Report on Form 8-K, including Exhibit 99.1, shall be considered "filed" under the Securities Exchange Act of 1934.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            COMMUNITY SHORES BANK CORPORATION


                                            By: /s/ Tracey A. Welsh
                                                ------------------------
                                                    Tracey A. Welsh
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer
Date:  April 20, 2004



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                                  EXHIBIT INDEX


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


Exhibit Number            Description


    99.1 Press release of Community Shores Bank Corporation reporting earnings and other financial results for the first quarter of 2004

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